Securities Act Registration No. 333-178833

Investment Company Act Registration No. 811-22655

As filed with the Securities and Exchange Commission on January 25, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 322

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 325

(Check appropriate box or boxes.)

Northern Lights Fund Trust III

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, NE 68130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 614-469-3361 (fax)	Richard Malinowski Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2600

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On (February 1, 2018) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Good Harbor Tactical Core US Fund

Class A	Shares	GHUAX
Class C	Shares	GHUCX
Class I	Shares	GHUIX

Good Harbor Tactical Select Fund

Class A	Shares	GHSAX
Class C	Shares	GHSCX
Class I	Shares	GHSIX

Each a series of Northern Lights Fund Trust III

PROSPECTUS

February 1, 2018

Adviser:

www.ghf-funds.com       1-877-270-2848

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission, nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – Good Harbor Tactical Core US Fund	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Investment Adviser	5
Investment Adviser Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
FUND SUMMARY- Good Harbor Tactical Select Fund	6
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Investment Risks	8
Performance	9
Investment Adviser	10
Investment Adviser Portfolio Managers	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objective	11
Principal Investment Strategies	11
Principal Investment Risks	13
Temporary Investments	15
Portfolio Holdings Disclosure	15
Cybersecurity	15
MANAGEMENT	16
Investment Adviser	16
Investment Adviser Portfolio Managers	16
HOW SHARES ARE PRICED	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	22
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	24
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	25
DISTRIBUTION OF SHARES	26
Distributor	26
Distribution Fees	26
Additional Compensation to Financial Intermediaries	26
Householding	26
FINANCIAL HIGHLIGHTS	27
PRIVACY NOTICE	34

FUND SUMMARY – GOOD HARBOR TACTICAL CORE US FUND

Investment Objective: Total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses (1)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.99%	2.74%	1.74%
Fee Waiver (2)	(0.46)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver	1.53%	2.28%	1.28%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(2)	The Fund’s adviser, Good Harbor Financial LLC, (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$722	$1,122	$1,546	$2,724
C	$231	$807	$1,409	$3,037
I	$130	$503	$901	$2,014

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2017, the Fund’s portfolio turnover rate was 566% of the average value of its portfolio.

Good Harbor Funds Prospectus | 1

Principal Investment Strategies: Using a tactical asset allocation model, the Adviser seeks to achieve the Fund’s investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic companies. The Adviser will generally seek exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

Adviser’s Tactical Asset Allocation Model. The Adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The Adviser’s investment process is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Because the equity risk premium is not directly observable in the market, the Adviser establishes a view on the direction of risk premium changes through its unique investment process by monitoring three main categories of information.

MOMENTUM MEASURES – The momentum measures are proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons. The data series consists of a short-term component (1-3 months), medium term component (3-6 months) and a longer-term component (6-12 months). Rising equity momentum coupled with weaker fixed income demand often signals a decline in investor risk premiums.

ECONOMIC CONDITIONS – The economic data provide a direct estimate of the U.S. business cycle. U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed. Corporate credit spreads are also included to assess whether companies have affordable access to credit. A contracting economy with a growth rate accelerating to the downside tends to lead to increased investor risk-aversion, and vice-versa.

YIELD CURVE DYNAMICS – Changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention. A drop in levels and a flattening of the curve, for example, may signal expectations of increased economic headwinds and a decrease in investor appetite for equity risk. Multiple points along the yield curve between one and ten-year maturities are analyzed.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Adviser is the investment adviser to other mutual funds and clients that utilize the same tactical asset allocation model described above. The Adviser may seek to trade the Fund during trading windows that differ from other mutual funds or clients advised by the Adviser. Accordingly, the Fund may have different performance results from other clients. Returns may also differ on the basis of other considerations such as investor flows or due to compliance with applicable investment limitations.

Good Harbor Funds Prospectus | 2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

•	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
•	Correlation Risk: Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.
  Derivatives Risk: Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.
  Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed-Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities.
  Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.
  Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
  Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
  Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.
Good Harbor Funds Prospectus | 3

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A shares and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be different from Class I shares because Class A shares and Class C shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.ghf-funds.com or by calling 1-877-270-2848.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2013	9.50%
Worst Quarter:	9/30/2014	(10.19)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

	One Year	Five Year	Since Inception (12-31-12)	Since Inception (1-4-13)
Class I
Return before taxes	6.40%	1.53%	1.53%	N/A
Return after taxes on distributions	6.40%	1.43%	1.43%	N/A
Return after taxes on distributions and sale of Fund shares	3.62%	1.14%	1.14%	N/A
Class A shares
Return before Taxes	0.10%	0.09%	0.09%	N/A
Class C shares
Return before Taxes	5.41%	N/A	N/A	0.48%
S&P 500 TR (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	N/A	15.18%

After-tax returns were calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Good Harbor Funds Prospectus | 4

Investment Adviser: Good Harbor Financial, LLC, 30 S. Wacker Drive, Suite 1300, Chicago, IL 60606 serves as investment adviser to each fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment advice to individuals and institutions. As of September 30, 2017, the Adviser had had approximately $477.61 million in assets under management/advisement.

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, has served the Fund as Portfolio Manager since it commenced operations in 2012. David Armstrong has served as a Portfolio Manager to the Fund since 2015. Yash Patel, Chartered Financial Analyst (CFA), Chief Operating Officer of the Adviser, has served as a Portfolio Manager to the Fund since 2016.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$250,000	$250,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Good Harbor Funds Prospectus | 5

FUND SUMMARY – GOOD HARBOR TACTICAL SELECT FUND

(formerly known as the Good Harbor Tactical Core US II Fund)

Investment Objective: Total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.53%
Acquired Fund Fees and Expenses (1)	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	2.33%	3.08%	2.08%
Fee Waiver (2)	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver	1.95%	2.70%	1.70%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(2)	The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Funds’ Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$762	$1,226	$1,716	$3,060
C	$273	$915	$1,583	$3,366
I	$173	$615	$1,084	$2,380

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2017, the Fund’s portfolio turnover rate was 310% of the average value of its portfolio.

Good Harbor Funds Prospectus | 6

Principal Investment Strategies – Using a combination of tactical asset allocation strategies, the Adviser seeks to achieve the Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Adviser will generally seek exposure to equities and treasuries through a variety of investments ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-U.S. equity markets such as foreign developed markets or emerging markets.

The Adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a low correlation to broad market benchmarks.

The Fund combines multiple tactical investment strategies into a single Fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Fund may invest in affiliated and unaffiliated funds.

Once selected, the Adviser determines the allocation weights across the strategies which are held within the Fund’s portfolio.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Adviser may engage in frequent trading while seeking to achieve the Fund’s investment objective.

Good Harbor Funds Prospectus | 7

Principal Investment Risks - As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks may apply to the Fund through its direct investments as well indirectly through investing in other investment companies.

  Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes during trading windows does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
  Correlation Risk: Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.
  Currency Risk: The Fund may invest directly or indirectly in foreign securities that are typically denominated in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.
  Derivatives Risk: Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

•	Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.
  Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed-Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.
  Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
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  Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  Model Risk: Model Risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.
  Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
  Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance: The bar chart and performance table below gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Because the Fund’s Class A and Class C shares have less than a full calendar year of investment operations, no performance information is presented for these share classes at this time. In the future, performance information will be presented in this section of the Prospectus for Class A and Class C shares. Updated performance information will be available at no cost by visiting www.ghf-funds.com or by calling 1-877-270-2848.

Class I Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3/31/2016	6.21%
Worst Quarter:	12/31/2015	(4.59)%
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Performance Table

Average Annual Total Returns

(For period ended December 31, 2017)

	One Year	Since Inception (8-31-15)	Since Inception (5-16-14)
Class I Shares
Return before taxes	15.29%	N/A	3.93%
Return after taxes on distributions	14.17%	N/A	3.46%
Return after taxes on distributions and sale of Fund shares	8.72%	N/A	2.83%
Class A Shares
Return before taxes	8.43%	7.44%	N/A
Class C Shares			N/A
Return before taxes	14.16%	9.56%	N/A
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	21.83%	16.35%	12.55%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	24.62%	14.46%	8.69%

After-tax returns were calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser - Good Harbor Financial, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Managers - Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, has served the Fund as its Portfolio Manager since it commenced operations in May 2014. David Armstrong has served as a Portfolio Manager to the Fund since August 2015. Yash Patel, Chartered Financial Analyst (CFA), Chief Operating Officer of the Adviser, has served as a Portfolio Manager to the Fund since January 2016.

Purchase and Sale of Fund Shares - The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$250,000	$250,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information - Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

Good Harbor Tactical Core US Fund

The Fund’s investment objective is total return from capital appreciation and income.

Good Harbor Tactical Select Fund

The Fund’s investment objective is total return from capital appreciation and income.

Each Fund’s investment objective may be changed by the Board of Trustees upon 60 days’ written notice to shareholders. The Good Harbor Tactical Core US Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic companies may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Good Harbor Tactical Core US Fund

Using a tactical asset allocation model, the Adviser seeks to achieve the Fund’s investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions.

Investment Philosophy

The underlying premise of the strategy is that equity prices are driven by changes in investor equity risk premiums and that these premiums vary with time and the business cycle. The Adviser believes that during periods of market stress and exuberance stock price variation is due almost exclusively to changing risk premiums rather than changing expected cash flows. By monitoring indications of market momentum, general economic conditions, and U.S. Treasury yield curves for risk, the strategy seeks to identify times when equity exposure is more or less favorable and adjust the portfolio allocation to take advantage of trends in investor equity risk premiums.

Adviser’s Tactical Asset Allocation Model. The Adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The Adviser’s investment process is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

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Good Harbor Tactical Select Fund

Using a combination of tactical asset allocation strategies, the Adviser seeks to achieve the Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Adviser will generally seek exposure to equities and treasuries through a variety of investments, ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-US equity markets such as foreign developed markets or emerging markets.

The Adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but also has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a lower correlation to broad, market benchmarks.

The Fund combines multiple tactical investment strategies into a single Fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Fund combines multiple tactical investment strategies to diversify the inherent “model risk” associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Model risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models, or strategies. The Fund combines tactical asset allocation strategies by initially evaluating the strategy’s correlation and beta to a strategic benchmark. For example, strategies focused on the U.S. equity markets are compared to the S&P 500 Total Return Index, or similar; strategies focused on global equity markets, or a subset of the global equity markets, are compared to a representative market index. Strategies which are determined to have a high correlation (or R-squared) and a high beta to a representative index are omitted. Strategies are then further evaluated based upon their correlation to other strategies within the Fund as well as their contribution to risk and return characteristics of the Fund as well as its ability to provide exposure to a target risk for the Fund. Within the Fund’s targeted risk exposure, the Adviser will utilize moderate leverage to further enhance returns through the use of either leveraged ETFs or derivatives.

Once selected, the Adviser determines the allocation weights across the strategies which are held within the Fund’s portfolio.

Portfolio Allocation. At any given time, the Fund’s portfolios will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors, and duration.

The Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Adviser may engage in frequent trading while seeking to achieve the Fund’s investment objective.

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Principal Investment Risks - The following risks may apply to each Fund’s direct investments as well as each Fund’s indirect investments through investing in Underlying Funds.

The following section summarizes the principal risks of each Fund. These risks could adversely affect the NAV, total return and the value of a Fund and your investment. The risk description below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund summary section of its Prospectus.

Risks are applicable to both the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund, except where noted.

•	Allocation Risk: The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
•	Correlation Risk: Although the prices of currencies and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Funds allocate investments between currencies and fixed income securities and among different asset classes within each category, the Funds are subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Funds. In addition, the credit quality of securities held by the Funds may be lowered if an issuer’s financial condition changes, including the U.S. government. Lower credit quality securities will tend to have lower prices.
  Currency Risk (Good Harbor Tactical Select Fund Only): To the extent the Fund gains economic exposure to foreign currencies through its investment in forward foreign currency contracts, the performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Investments in foreign currencies are subject to political and economic risks, civil conflicts and war and greater volatility. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. issuers. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
  Derivatives Risk: The Funds may invest in swaps, options, and futures. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Funds. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Funds’ potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
  Emerging Market Risk (Good Harbor Tactical Select Fund Only): The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in underlying ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds themselves are subject to specific risks, depending on the nature of such ETF or Fund, including management and strategy risk.
Good Harbor Funds Prospectus | 13

  Exchange-Traded Notes Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed Income Risk: The Funds may invest directly in fixed income securities or through underlying funds. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Funds invest in fixed income securities the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which, in turn may result in a decline in the value of the bond investments held by the fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk (Good Harbor Tactical Select Fund Only): To the extent the underlying funds invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.
  Leverage Risk: The Funds’ use of leverage may amplify losses and may cause the Funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The Funds are required to segregate liquid assets or otherwise cover the Funds’ obligations created by transactions that may give rise to leverage. The use of leverage may cause the Funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy their obligations or to meet segregation requirements. Leverage may cause the Funds to be more volatile than if they had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The loss on leveraged transactions may substantially exceed the initial investment.
•	Leveraged ETF Risk: Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Management Risk: The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Funds invest may prove to be incorrect, including the Adviser’s tactical allocation of the Funds’ portfolio among its investments. The ability of the Funds to meet their investment objectives is directly related to the Adviser’s proprietary investment process.
•	Market Risk: Overall fixed income and currency market risk, including volatility, may affect the value of individual instruments in which the Funds invest. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Model Risk (Good Harbor Tactical Select Fund Only): Model risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.
•	Non-Diversification Risk (Good Harbor Tactical Select Fund Only): As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in Underlying Funds that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
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This fluctuation, if significant, may affect the performance of the Fund.

•	Small and Medium Capitalization Stock Risk: The Funds may invest directly or through ETFs in companies of any size. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Structured Note Risk: The Funds may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Funds may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.
•	Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.
•	U.S. Government Securities Risk: Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There is no guarantee that government agencies will receive support from the U.S. Treasury during financial difficulties.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Funds may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Funds are in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Funds and, indirectly, the fees and expenses of the underling money market funds. The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial

Good Harbor Funds Prospectus | 15

institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

Good Harbor Financial, LLC, 30 S Wacker Drive, Suite 1300, Chicago, IL 60606, serves as investment adviser to each Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment advice to individuals and institutions. As of September 30, 2017, the Adviser had had approximately $477.61 million in assets under management/advisement.

Pursuant to an advisory agreement between the Trust, on behalf of each Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, an annual advisory fees listed in the table below as a percentage of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Funds, at least until January 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed the percentages shown in the table below. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Fund	Management Fee	Expense Limitation
Good Harbor Tactical Core US Fund	1.00%	Class A 1.40% Class C 2.15% Class I 1.15%
Good Harbor Tactical Select Fund	1.00%	Class A 1.40% Class C 2.15% Class I 1.15%

During the fiscal year ended September 30, 2017, the Funds paid an aggregate of the percentages shown below of its average net assets to the Adviser (after fee waivers).

Fund	Net Management Fee Received After Waivers
Good Harbor Tactical Core US Fund	0.54%
Good Harbor Tactical Select Fund	0.60%

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Funds’ March 31, 2017 semi-annual report to shareholders.

Investment Adviser Portfolio Managers

Neil R. Peplinski, CFA founded the Adviser in 2003 and serves as a Managing Partner. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from The University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from The University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Yash Patel, CFA has served as Chief Operating Officer of the Adviser since March 2010. Mr. Patel brings 14 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining the Adviser, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned an MBA with Honors from The University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

David Armstrong has been a Portfolio Manager of the Adviser since 2010. Mr. Armstrong joined the Adviser in 2010 and became a member of the Investment Team in 2013. He has 28 years of professional experience, previously working as a

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Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. David earned a MBA from the University of Chicago Booth School of Business and a BA from Knox College.

The Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund are managed on a day to day basis by Mr. Peplinski, Mr. Patel and Mr. Armstrong.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership in the respective Funds.

HOW SHARES ARE PRICED

Shares of the Funds are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell the Funds’ shares.

In computing the NAV, each Fund values foreign securities held by each Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before each Fund calculates its NAV, the Adviser may need to price the security using each Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may

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result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by each Fund: Class A, Class C, and Class I. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 26 of this Prospectus. Each class of shares in the Funds represents interest in the same portfolio of investments within the applicable Fund. There is no investment minimum on reinvested distributions and each Fund may change investment minimums at any time. Each Fund and the Adviser reserve the right to waive sales charges, as described below. The Funds and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at the public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The Funds reserve the right to waive any load as described below. The following sales charges apply to your purchases of Class A shares of each Fund.

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

Sales charges imposed on purchases of Class A shares are initially paid to the Distributor. The “Dealer Reallowance” is the amount the Distributor may pay to the selling brokerage firm or financial institution for their services and resources provided to the shareholder. The difference between the sales charge and the Dealer Reallowance is retained by the Distributor or other principal underwriter to compensate them for the services provided and costs incurred, as further discussed in the section of the Prospectus entitled “Distribution of Shares.”

How to Reduce Your Sales Charge: You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If

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applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Funds held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer
  (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan
  (for example, a 401(k) plan) other than employer-sponsored IRAs; and
  Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. The 13-month period begins upon the date of the LOI. At your written request, Class A shares purchases made during the 90 days prior to the LOI may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of a Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify a Fund that you intend to do so in writing. The Funds must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption. The redemption and repurchase of Fund shares may still result in a tax liability for federal income tax purposes.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of a Fund sponsored by the Adviser or any of its subsidiaries, their immediate families (i.e., spouse, children, mother or father) and any purchases referred through the Adviser.
  Employees of the Adviser and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
  Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k)
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accounts.

  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Funds. The minimum initial investment is $250 thousand per account.

The minimum investment may be modified for clients of certain financial intermediaries who (i) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreements with the distributor to offer shares through certain fee-based programs or platforms.

Class I shares are also available for purchase, with no minimum initial investment, by current and former full-time employees of the Adviser and its affiliates or of any financial intermediary which has a dealer agreement with the distributor, and their immediate families (e.g., spouse, children, mother or father; or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

Exchange Privilege

You may exchange your Fund shares for shares of the same Class of another fund advised by the Adviser (“Good Harbor Funds”). Exchanges are made at net asset value. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in the applicable prospectus. An exchange of shares of any Good Harbor Fund for shares of another Good Harbor Fund will be treated as a sale for federal income tax purposes.

The Adviser also allows investors in Good Harbor Funds to make non-taxable share class conversions. For advisors who wish to convert from a higher fee share class, to a lower fee share class (for example, from a C-share to an I-share) within a Good Harbor Fund, non-taxable share class conversions are permitted by the Adviser as long as they are moving to a lower expense ratio fund, and the class C shares are free of any CDSC. An exchange of shares of any Good Harbor Fund for shares of another class within that Good Harbor Fund will not be treated as a sale for federal income tax purposes.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$250,000	$250,000	$10,000	$10,000

The Funds reserve the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

Purchasing Shares

You may purchase shares of the Funds by sending a completed application form to the following address:

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Regular Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-270-2848 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-877-270-2848 for more information about the Funds’ Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the applicable Fund. The Funds will not accept payment in cash, cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class; and
  the dollar amount of shares to be purchased; and
  a completed purchase application or investment stub; and
  check payable to the “Good Harbor Tactical Core US Fund” or “Good Harbor Tactical Select Fund”.

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Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-270-2848 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: The Funds typically expect that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-270-2848. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-877-270-2848 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

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When Redemptions Are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed; and

•         The request must identify your account number; and

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee: The Funds will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser’s Chief Compliance Officer.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Funds;
•	you request that a redemption be mailed to an address other than that on record with the Funds;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding.

Good Harbor Funds Prospectus | 23

Low Balances: If at any time your account balance in a Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy; and
  Assessing a 1.00% redemption fee for shares sold in less than 30 days after purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Good Harbor Funds Prospectus | 24

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each of the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both types of distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income for federal tax purposes, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. Each Fund does not expect that its dividends will constitute qualified dividend income eligible for the reduced federal income tax rates applicable to long-term capital gains. IRAs and other qualified retirement plans are generally exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. The gain or loss on your investment is generally the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If you purchase shares of a Fund shortly before a dividend or distribution is paid, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number or taxpayer identification number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This discussion is a summary of certain federal income tax consequences of owning Fund shares and is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares, including any state, local and foreign tax consequences.

Good Harbor Funds Prospectus | 25

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Distribution Fees

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares of the Fund (each a "Plan" and collectively, the "Plans") under Rule 12b-1, pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively. There is no Plan for Class I shares.

The Funds’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds’ distributor, its affiliates, and the Funds’ Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund or assist in the marketing of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, the Funds mail only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-270-2848 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

Good Harbor Funds Prospectus | 26

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., an Independent Registered Public Accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ September 30, 2017 annual report, which is available at no charge upon request.

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class A

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2017	2016		2015		2014		2013 (1)
Net asset value, beginning of period	$9.36	$8.95		$9.66		$11.10		$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)	(0.00	) (3)	(0.06)		(0.00	) (3)	(0.04)
Net realized and unrealized gain (loss) on investments	0.81	0.41		(0.65)		(1.28)		1.14
Total from investment operations	0.80	0.41		(0.71)		(1.28)		1.10
Paid in capital from redemption fees (3)	0.00	0.00		0.00		0.00		0.00
Less distributions from:
Net return of capital	—	—		(0.00	) (3)	—		—
Net realized gains	—	—		(0.00	) (3)	(0.16)		—
Total distributions	—	—		(0.00	) (3)	(0.16)		—
Net asset value, end of period	$10.16	$9.36		$8.95		$9.66		$11.10
Total return (4)	8.55%	4.58%		(7.32)%		(11.79)%		11.00	% (5)
Net assets, at end of period (000s)	$18,316	$26,049		$54,840		$219,801		$168,848
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	1.86%	1.66%		1.41%		1.35%		1.49	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	1.40%	1.40%		1.40%		1.36%		1.40	% (7)
Ratio of net investment loss to average net assets (8,9)	(0.14)%	(0.05)%		(0.61)%		(0.04)%		(0.47	)% (7)
Portfolio Turnover Rate	566%	412%		784%		773%		375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class C shares commenced operations on January 4, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Good Harbor Funds Prospectus | 27

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class C

	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2017	2016	2015		2014	2013 (1)
Net asset value, beginning of period	$9.10	$8.77	$9.54		$11.04	$10.03
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.07)	(0.12)		(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	0.80	0.40	(0.65)		(1.27)	1.10
Total from investment operations	0.71	0.33	(0.77)		(1.34)	1.01
Paid in capital from redemption fees (3)	0.00	0.00	0.00		0.00	0.00
Less distributions from:
Net return of capital	—	—	(0.00	) (3)	—	—
Net realized gains	—	—	(0.00	) (3)	(0.16)	—
Total distributions			(0.00	) (3)	(0.16)	—
Net asset value, end of period	$9.81	$9.10	$8.77		$9.54	$11.04
Total return (4)	7.80%	3.76%	(8.05)%		(12.40)%	10.07	% (5)
Net assets, at end of period (000s)	$32,318	$46,774	$85,736		$266,428	$75,119
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	2.61%	2.41%	2.16%		2.10%	2.27	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	2.15%	2.15%	2.15%		2.11%	2.15	% (7)
Ratio of net investment loss to average net assets (8,9)	(0.89)%	(0.81)%	(1.35)%		(0.70)%	(1.15	)% (7)
Portfolio Turnover Rate	566%	412%	784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class C shares commenced operations on January 4, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Good Harbor Funds Prospectus | 28

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class I

	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2017	2016		2015		2014	2013 (1)
Net asset value, beginning of period	$9.45	$9.01		$9.71		$11.12	$10.00
Activity from investment operations:
Net investment income (loss)(2)	0.01	0.02		(0.03)		0.02	(0.02)
Net realized and unrealized gain (loss) on investments	0.82	0.42	(10)	(0.67)		(1.27)	1.14
Total from investment operations	0.83	0.44		(0.70)		(1.25)	1.12
Paid in capital from redemption fees (3)	0.00	0.00		0.00		0.00	0.00
Less distributions from:
Net return of capital	—	—		(0.00	) (3)	—	—
Net realized gains	—	—		(0.00	) (3)	(0.16)	—
Total distributions	—	—		(0.00	) (3)	(0.16)	—
Net asset value, end of period	$10.28	$9.45		$9.01		$9.71	$11.12
Total return (4)	8.78%	4.88%		(7.09)%		(11.58)%	11.20	% (5)
Net assets, at end of period (000s)	$25,802	$31,698		$83,230		$462,391	$305,898
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	1.61%	1.41%		1.16%		1.10%	1.23	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	1.15%	1.15%		1.15%		1.11%	1.15	% (7)
Ratio of net investment income (loss) to average net assets (8,9)	0.11%	0.19%		(0.37)%		0.22%	(0.28	)% (7)
Portfolio Turnover Rate	566%	412%		784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class I shares commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
Good Harbor Funds Prospectus | 29

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS A

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.75	$9.13	$9.06
Activity from investment operations:
Net investment income (2)	0.07	0.02	—
Net realized and unrealized gain on investments	1.09	0.62 (9)	0.07
Total from investment operations	1.16	0.64	0.07
Less distributions from:
Net investment income	—	(0.02)	—
Net realized gains	(0.11)	—	—
Total distributions	(0.11)	(0.02)	—
Net asset value, end of period	$10.80	$9.75	$9.13
Total return (3)	11.99%	7.05%	0.77	% (4)
Net assets, at end of period	$1,292,221	$570,258	$9
Ratio of gross expenses to average net assets (5,7)	1.78%	16.28%	48.96	% (6)
Ratio of net expenses to average net assets (7)	1.40%	1.40%	1.40	% (6)
Ratio of net investment income to average net assets (7,8)	0.65%	0.27%	0.00	% (6)
Portfolio Turnover Rate	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class A commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
Good Harbor Funds Prospectus | 30

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS C

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.71	$9.13	$9.06
Activity from investment operations:
Net investment loss (2)	(0.02)	(0.07)	(0.01)
Net realized and unrealized gain on investments	1.09	0.67	0.08
Total from investment operations	1.07	0.60	0.07
Less distributions from:
Net investment income	—	(0.02)	—
Net realized gains	(0.11)	—	—
Total distributions	(0.11)	(0.02)	—
Net asset value, end of period	$10.67	$9.71	$9.13
Total return (3)	11.10%	6.61%	0.77	% (4)
Net assets, at end of period	$692,391	$656,153	$9
Ratio of gross expenses to average net assets (5,7)	2.53%	17.03%	49.71	% (6)
Ratio of net expenses to average net assets (7)	2.15%	2.15%	2.15	% (6)
Ratio of net investment loss to average net assets (7,8)	(0.23)%	(0.70)%	(1.24	)% (6)
Portfolio Turnover Rate	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class C commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
Good Harbor Funds Prospectus | 31

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

GOOD HARBOR TACTICAL SELECT FUND
CLASS I

Year Ended	Year Ended	Year Ended	Period Ended
September 30,	September 30,	September 30,	September 30,
2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.78	$9.13	$9.51	$10.00
Activity from investment operations:
Net investment income (2)	0.10	0.04	0.01	0.05
Net realized and unrealized gain (loss) on investments	1.09	0.63	(9)	(0.34)	(0.54)
Total from investment operations	1.19	0.67	(0.33)	(0.49)
Paid in capital from redemption fees	0.00	(10)	—	—	—
Less distributions from:
Net investment income	—	(0.02)	(0.05)	—
Net realized gains	(0.11)	—	—	—
Total distributions	(0.11)	(0.02)	(0.05)	—
Net asset value, end of period	$10.86	$9.78	$9.13	$9.51
Total return (3)	12.26%	7.38%	(3.48)%	(4.90	)% (4)
Net assets, at end of period	$5,306,888	$1,300,012	$113,595	$99
Ratio of gross expenses to average net assets (5,7)	1.53%	16.03%	48.71%	60.60	% (6)
Ratio of net expenses to average net assets (7)	1.15%	1.15%	1.15%	1.15	% (6)
Ratio of net investment income to average net assets (7,8)	0.96%	0.46%	0.08%	1.38	% (6)
Portfolio Turnover Rate	310%	533%	785%	268	% (4)

(1)	The Good Harbor Tactical Select Fund Class I commenced operations on May 16, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	Amount represents less than $0.01 per share.

Good Harbor Funds Prospectus | 32

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number ▪ Purchase History ▪ Assets ▪ Account Balances ▪ Retirement Assets ▪ Account Transactions ▪ Transaction History ▪ Wire Transfer Instructions ▪ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Good Harbor Funds Prospectus | 33

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
Good Harbor Funds Prospectus | 34

Good Harbor Tactical Core US Fund

Good Harbor Tactical Select Fund

Adviser	Good Harbor Financial, LLC 30 S Wacker Drive Suite 1300 Chicago, IL 60606	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank N.A. 1555 N. River Center Drive Milwaukee, WI 53212	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated February 1, 2018. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year or fiscal period.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-270-2848 or visit www.ghf-funds.com. You may also write to:

Good Harbor Tactical Core US Fund

Good Harbor Tactical Select Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655

Good Harbor Tactical Core US Fund

Class A	Shares	GHUAX
Class C	Shares	GHUCX
Class I	Shares	GHUIX

Good Harbor Tactical Select Fund

Class	A	Shares	GHSAX
Class	C	Shares	GHSCX
Class	I	Shares	GHSIX

each a series of Northern Lights Fund Trust III

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2018

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund (formerly known as the Good Harbor Tactical Core US II Fund) (each a "Fund" and collectively the “Funds”) dated February 1, 2018, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130 or by calling 1-877-270-2848. You may also obtain a prospectus by visiting the Fund’s website at www.ghf-funds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENTS AND RISKS	2
PORTFOLIO TURNOVER	24
INVESTMENT RESTRICTIONS	25
INVESTMENT ADVISER	27
PORTFOLIO MANAGERS	28
ALLOCATION OF BROKERAGE	30
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	31
OTHER SERVICE PROVIDERS	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
LEGAL COUNSEL	34
DISTRIBUTOR	34
DESCRIPTION OF SHARES	37
CODE OF ETHICS	37
PROXY VOTING POLICIES	38
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	38
TAX STATUS	43
ANTI-MONEY LAUNDERING PROGRAM	49
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	49
MANAGEMENT	52
FINANCIAL STATEMENTS	57
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	58

THE FUNDS

The Good Harbor Tactical Select Fund is a non-diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Good Harbor Tactical Core US Fund is a diversified series of the Trust. The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board," “Trustees” or "Board of Trustees"). Effective September 20, 2016, Good Harbor Tactical Core US II Fund changed its name to the Good Harbor Tactical Select Fund.

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Good Harbor Financial, LLC (the "Adviser") is the Funds’ investment adviser. The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers three classes of shares: Class A shares, Class C shares, and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

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INVESTMENTS AND RISKS

The investment objective of each Fund and the descriptions of each Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus. Each Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Fund's investment objective and a summary of related risks. Throughout this section, each of the investments, strategies and risks discussed also may apply to each Fund indirectly through the Fund’s investments in other investment companies, including exchange traded funds (“ETFs”).

Equity Securities

Equity securities in which a Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

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Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds’ portfolios are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in sovereign bonds. Sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Funds may have limited recourse against the issuer.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden,

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the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

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At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

5

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds are seeking to enforce their rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds,"

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"non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield, high risk investments may include the following:

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Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Trustees determines that an investment in any such type of obligation is consistent with the Funds’ investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

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Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Funds may invest in Underlying Funds that purchase these lease obligations directly, or they may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Exchange-Traded Notes ("ETNs")

The Funds may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. A decision by the Funds to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

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An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

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Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Fund's investments in ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Generally, the Funds will not purchase securities of another investment company if, as a result: (i) more than 10% of the Funds’ total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Funds, or (iii) more than 5% of the Funds’ total assets would be invested in any one such investment company. However, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds to invest in the ETFs’ shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. In the alternative, the Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds and ETFs to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

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Closed-End Investment Companies

The Funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value (“NAV”) per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Funds may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds’ investments in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

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Open-End Investment Companies

The Funds and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Funds’ ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Funds when relying on certain exemptions to limitations on investments in other investment companies will be obligated to redeem shares held by the Funds only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, shares held by the Funds when relying on certain exemptions to limitations on investments in other investment companies under the 1940 Act in excess of 1% of an underlying fund's outstanding securities will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Funds’ total assets.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Funds may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Funds and their Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts. ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities and Investments

General. The Funds may invest in foreign securities and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United

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States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Funds’ currency exchange transactions do not fully protect the Funds against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Funds will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Funds invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices

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are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, and NASDAQ PHLX.

The Funds’ obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Funds’ execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by them, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a

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fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Funds bear the risk that the prices of their securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Funds’ securities that would result in a loss on both such securities and the options on stock indices acquired by the Funds.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Funds are unable to close out a call option on securities that they have written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy their obligation under the option to deliver such securities. If the Funds are unable to effect a closing sale transaction with respect to options on securities that they have purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Funds have purchased) expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover their potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Funds’ custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds’ assets to cover or segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which they may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures

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contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option they have purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds write a dealer option, they may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to, and which are expected to be capable of, entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as covered dealer call option writers, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security they write, the Funds may not sell the assets, which they have segregated to secure the position while they are obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds’ limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change their treatment of such instruments accordingly.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a

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futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Funds purchase or sell a security, no price would be paid or received by the Funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Funds’ open positions in futures contracts, the Funds would be required to deposit with their custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Funds may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional

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investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds’ current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Funds’ risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.

The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian. The Funds will also establish and maintain such accounts with respect to their total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds’ investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Funds’ illiquid investment limitations. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Funds may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Funds the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Funds will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

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Regulation as a Commodity Pool Operator

The Adviser, with respect to the Funds, has filed with the NFA a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”). promulgated thereunder, with respect to each Fund's operations. Accordingly, none of the Funds is subject to registration or regulation as a commodity pool operator.

The Funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds’ net assets will fluctuate to a greater degree when they set aside portfolio securities to cover such purchase commitments than when they set aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Funds will segregate liquid assets to satisfy their purchase commitments in the manner described, the Funds’ liquidity and the ability of the Adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of their net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities they have committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. The Funds do not earn interest on the securities they have committed to purchase until they have paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been

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registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Board of Trustees, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Lending Portfolio Securities

For the purpose of achieving income, the Funds may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Funds may at any time call the loan and obtain the return of securities loaned, (3) the Funds will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Funds. The Funds may invest the cash collateral received in connection with securities lending transactions in the Milestone Treasury Obligations Fund “Milestone”. Milestone is managed by CLS Investments, LLC, an affiliate of the Distributor. The Lending Agent may invest the cash collateral received in connection with securities lending transactions in Milestone. Milestone is deemed an affiliate of the Distributor and is managed by CLS Investments, LLC. Milestone is registered under the 1940 Act as an open end investment company, is subject to Rule 2a-7 under the 190 Act, which CLS may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of Milestone. In addition, certain affiliates of the Distributor earn customary fees for providing services to Milestone. The Funds receive compensation relating to the lending of the Funds’ securities.

Short Sales

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding

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the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest a Fund is required to pay in connection with a short sale.

The Funds’ obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Funds will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Underlying Funds

The Funds may invest a portion of its assets in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles ("Underlying Funds"). Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy. The Underlying Funds may use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $10,000,000. The Underlying Fund can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds. In addition, the leverage may make the Underlying Funds subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal. As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund. However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the

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Subsidiary or the Fund. Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Fund has assets of $50 million. The Underlying Fund is notionally funded and uses a nominal trading level of $200 million. The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund's trading account. The Underlying Funds are typically offered privately and no public market for such securities will exist.

PORTFOLIO TURNOVER

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objectives of the Funds. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be deemed ordinary income for federal income tax purposes. Portfolio turnover rate for the Funds is driven by each Funds’ model; in years where the model directs more frequent changes to the portfolio, the portfolio turnover rate will be higher.

The following table displays the portfolio turnover rates for the Funds for the fiscal years ended September 30:

FUND	Portfolio Turnover Rates
	2016	2017
Good Harbor Tactical Core US Fund	412%	566%
Good Harbor Tactical Select Fund	533%	310%

Portfolio turnover among tactical allocation strategies will vary based upon market conditions, and stability within the strategy's input data.

The Good Harbor Tactical Core US Fund uses a single tactical allocation strategy which can be fully invested (100%) in equities and also has the flexibility to be defensive (100% in bonds, or in cash). When allocated to equity risk, the strategy also determines a market cap allocation across large cap equity, mid cap equity, and small cap equity. As a result of making potential large allocation changes, the strategy can experience large portfolio turnover rates. In the past year, higher variability of the input data of the market cap component of the Good Harbor Tactical Core US Fund's strategy resulted in higher turnover within the Fund.

The Good Harbor Tactical Select Fund experienced a decline in its turnover rate, when compared to the prior year, as a result of the multi-tactical objective of the Fund. Prior to 9/20/2016 the Fund had a single tactical strategy. Several tactical strategies combined within a single Fund results in potentially smaller reallocation changes across the Fund. Note that the Good Harbor Tactical Core US Fund's strategy is one of the strategies within the Good Harbor Tactical Select Fund.

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INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds. The Funds may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Funds from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of their portfolio securities, and except to the extent that the Funds may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities);

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Funds may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

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With respect to interpretations of the SEC or its staff described in paragraph numbers 1 and 6 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18,1979), and no-action letters have developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management;

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Funds’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of Funds’ assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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INVESTMENT ADVISER

The Adviser. Good Harbor Financial, LLC, 30 S Wacker Drive, Suite 1300, Chicago, IL 60606, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds’ investment portfolio. The Adviser is responsible for selecting the Funds’ investments according to the Fund's investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment and financial planning advice to individuals and institutions. As of September 30, 2017, it had approximately $477.61 million in assets under management/advisement. The Adviser is deemed to be controlled by Neil R. Peplinski and Paul R. Ingersoll, by virtue of their positions as Managing Members of Cedar Capital, LLC, and Cedar Capital, LLC by virtue of its ownership of a majority of the shares of the Adviser.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds and the Adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of each Fund’s average daily net assets. The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Funds, at least until January 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Board of Trustees, on 60 days' written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

The following table displays the advisory fees that were incurred by the Funds during the fiscal year ended September 30, 2015:

FUND	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
Good Harbor Tactical Core US Fund	$4,746,130	$13,584	$4,732,546	$0
Good Harbor Tactical Select Fund	$996	$996	$0	$46,373

The following table displays the advisory fees that were incurred by the Funds during the fiscal year ended September 30, 2016:

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FUND	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
Good Harbor Tactical Core US Fund	$1,440,597	$379,283	$1,061,314	-
Good Harbor Tactical Select Fund	$5,988	$5,988	-	$63,927

The following table displays the advisory fees that were incurred by the Funds during the fiscal year ended September 30, 2017:

FUND	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
Good Harbor Tactical Core US Fund	$917,990	$423,342	$494,648	-
Good Harbor Tactical Select Fund	$47,648	$18,921	$28,727	-

PORTFOLIO MANAGERS

Portfolio Managers. As described in the Prospectus, the Portfolio Managers listed below are responsible for the management of the Funds and, as of September 30, 2017, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Neil R. Peplinski (1)	4	$86,314,000	1	$11,645,000	581	$129,292,000
Yash Patel (2)	4	$42,294,000	1	$11,645,000	361	$71,184,000
David Armstrong (2)	4	$42,294,000	1	$11,645,000	341	$69,057,000

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Neil R. Peplinski (1)	0	0	0	0	0	0
Yash Patel (2)	0	0	0	0	0	0
David Armstrong (2)	0	0	0	0	0	0

(1)	Portfolio Manager for the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund.
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(2)	Portfolio Manager for the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund.

Conflicts of Interest.

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. In the event a single block transaction cannot be effected across all custodial platforms, a trade rotation policy shall be implemented to ensure fairness of execution. The trade rotation policy sequences each directed client that was not aggregated into the block order onto a rotating list defining the timing of order releases. For purposes of speed, all directed clients who share a particular broker are assumed to be a single block on the trade rotation schedule. The execution of trades is rotated among the directed clients. If a trade for a particular rotation is not completed during the trading day, any remaining portion of the trade will be completed on the following day(s) before any trade in the same security may be initiated for the next rotation. After the trades have been completed, the schedule is moved up in order and the next broker is put first on the list for the next implementation of trades.

The Adviser is the investment adviser to other mutual funds and clients that utilize the same tactical asset allocation model as certain of the Funds. For each client, the model generates trading signals which the Adviser acts upon during certain trading windows each month. To the extent funds and other clients trade during different trading windows, each Fund’s trading will not be aggregated or combined with other clients of the Adviser. As the Funds and other clients may trade on different dates, it is not anticipated that the Funds will have the same portfolio holdings and performance results as other clients of the Adviser. The returns of the Funds may also differ on the basis of other considerations such as differences in investor flows or due to compliance with applicable investment limitations.

Compensation.

For services as a portfolio manager, (1) Mr. Peplinski and Mr. Patel, receive a salary and share in the profits of the Adviser, if any; and (2) Mr. Armstrong shares in the profits of the Adviser, if any.

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Ownership of Securities.

As of September 30, 2017, the Portfolio Managers beneficially owned the following amounts in the Funds:

Dollar Range of Shares Beneficially Owned of the:
Portfolio Manager	Good Harbor Tactical Core US Fund	Good Harbor Tactical Select Fund
Mr. Peplinski	None	$100,001-$500,000
Mr. Patel	None	$10,001-$50,000
Mr. Armstrong	$10,001-$50,000	None

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the Portfolio Managers who are employees of the Adviser. Generally, the Adviser is authorized by the Board of Trustees to allocate the orders placed by it on behalf of their respective Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds, Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will generally take the following into consideration:

  the best net price available;
  the reliability, integrity and financial condition of the broker or dealer;
  the size of and difficulty in executing the order; and
  the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Funds transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The table below provides information about the broker commissions paid by each Fund for the fiscal years shown:

Fund	Commissions Paid for fiscal year ended September 30, 2015	Commissions Paid for fiscal year ended September 30, 2016	Commissions Paid for fiscal year ended September 30, 2017
Good Harbor Tactical Core US Fund	$30,642	$7,607	$945
Good Harbor Tactical Select Fund	$131	$1,212	$5,699

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Funds’ shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period. The Funds’ portfolio holdings as of the end of each calendar month are also posted on the Funds’ website, http://www.ghf-funds.com no later than 31 days after the month end. This posted information generally remains accessible until the Funds post the information for the next calendar month to the Funds’ website.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties before being posted to the Funds’ website. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

Adviser. Personnel of the Adviser, including personnel responsible for oversight or managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, N.A. U.S. Bank, N.A. is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection

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with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Hauppauge, NY 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the "Agreement") with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2012 and remained in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

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Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund's independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For all operational services, including, but not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services and Custody Fees, the Funds pay GFS a unitary which scales downward based upon net assets for all operational services, including, but not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services and Custody Fees. Fund basis point fees will be calculated based upon the average net assets of each Fund for the previous month.

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The following table displays the fees paid by the Funds under the Agreement for the fiscal year ended September 30:

FUND	2017	2016	2015
Good Harbor Tactical Core US Fund	$436,354	$477,189	$694,092
Good Harbor Tactical Select Fund	$23,443	$2,695	$448

Custodian

U.S. Bank, N.A. located at 1555 N. River Center Drive, Milwaukee, WI 53212, serves as the custodian of the Funds’ assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Funds. The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), located at 80 Arkay Drive, Hauppauge, NY 11788, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  The compliance services performed by NLCS are paid by GFS (not the Funds) in relation to the unitary fee paid to GFS described above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Cohen & Company, Ltd. located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215 serves as the Trust's legal counsel.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Funds

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pursuant to an underwriting agreement with the Trust, on behalf of the Funds (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Trust’s entire Board or by vote of a majority of the outstanding shares of the Funds on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended September 30, 2017:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Good Harbor Tactical Core US Fund Class A	$943	$0	$0	$0
Good Harbor Tactical Core US Fund Class C	$0	$0	$0	$0
Good Harbor Tactical Select Fund - Class A	$249	$0	$0	$0
Good Harbor Tactical Select Fund - Class C	$0	$0	$0	$0

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Master Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plans") pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of the Funds’ average daily net assets attributable to the relevant class. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees and the Distributor. The Plans authorize payments to the Distributor as compensation for providing distribution services and account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others

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("Recipients") to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its shares. The Adviser or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Actual 12b-1 Expenditures Paid by
Good Harbor Shares
During the Fiscal Period Ended September 30, 2017

	Good Harbor Tactical Core US Fund Class A	Good Harbor Tactical Core US Fund Class C	Good Harbor Tactical Select Fund - Class A	Good Harbor Tactical Select Fund - Class C
Advertising/Marketing	None	None	None	None
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Printing/Postage	None	None	None	None
Payment to distributor	$ 2,397	$ 76,925	($404)	$ 1,123
Payment to dealers	$ 24,401	$ 125,727	$ 2,318	$ 509
Compensation to sales personnel	None	None	None	None
Other	$ 19,728	$ 235,688	($1,647)	$ 5,228
Total	$ 46,526	$ 438,340	$ 267	$ 6,860

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics (the "Code"), which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

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PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Funds’ interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-877-270-2848, by accessing the Funds’ website at www.ghf-funds.com and by accessing the information on proxy voting filed by the Funds on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-877-270-2848 and will be sent within three business days of receipt of a request.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the NAV of the Funds' shares, by class, is determined by dividing the total value of the Funds' portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board of Trustees and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other

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securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board of Trustees.

Under certain circumstances, each Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Funds shares are not priced, the value of securities held by the Funds can change on days when Funds shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board of Trustees as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Funds shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed

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income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. The Board has delegated execution of these procedures to a fair value committee composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness;

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(viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

The Board of Trustees’ Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

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The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed less than 30 days of purchase.

Waivers of Redemption Fees: Each Fund has elected not to impose the redemption fee for:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
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  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
  redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Funds’ systematic withdrawal plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the IRS Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. The Funds’ net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At September 30, 2017, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Outstanding	Short-Term	Long-Term	Total
Tactical Core US Fund	$184,186,745	$55,025,149	$239,211,894

Utilized this Year
Tactical Core US Fund	2,923,506	7,982,688	10,906,194

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Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the IRS Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the IRS Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the IRS Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the IRS Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to "qualified dividend income" eligible for the reduced federal income tax

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rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Funds have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Funds’ shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the IRS Code, the Funds will be required to report to the Internal Revenue Service all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of the Funds’ shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRS Code, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, a Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Funds shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case a Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the

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receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Regulated Investment Companies

Generally, the character of the income or capital gains that the Funds receive from another investment company will pass through to the Funds’ shareholders as long as the Funds and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Funds will not be able to recognize their share of those losses until it disposes of shares of such investment company. Moreover, even when the Funds do make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Funds will not be able to offset any capital losses from its dispositions of shares of other investment companies against their ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Funds invested directly in the securities held by the investment companies in which they invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Funds (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Funds invested directly in the securities held by the investment companies in which they invests.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to the Funds’ shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Funds holding the security receive no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, they may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the

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Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Funds can control the Funds and could determine the outcome of a shareholders' meeting. As of January 3, 2018, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

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Name & Address	Shares	Percentage of Class
Good Harbor Tactical Core US Fund

Class A Shares

LPL FINANCIAL	102,454.8020	6.78%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	460,090.2130	30.43%

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	78,270.2380	5.18%

CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	104,374.7450	6.90%

Class C Shares
LPL FINANCIAL	424,822.4920	15.07%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

MORGAN STANLEY SMITH HARBORSIDE FINANCIAL CENTER	388,306.8680	13.77%
PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	1,075,143.1200	38.14%

Class I Shares

LPL FINANCIAL	147,180.7280	6.46%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	911,682.9570	40.04%

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CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS	116,382.7060	5.11%
211 MAIN STREET SAN FRANCISCO, CA 94105

Good Harbor Tactical Select Fund

Class A Shares

LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	12,719.2650	36.88%

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	6,695.1960	19.41%

JEAN M PAULE	5,177.1820	14.84%
623 CLAYBROOKE DRIVE ALTOONA, PA 16602

NFS LLC FEBO/ARDIS L MARGISON TTEE THE ARDIS L MARGISON FAM TR U/A 4/17/07 PO BOX 655 BODEGA BAY CA 94923	2,076.8430	6.02%

PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	4,803.0000	13.93%

Class C Shares

LPL FINANCIAL/A/C 1000-0005	54,099.7570	84.29%
9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968

NFS LLC FEBO/RICHARD SCOTT PUCKETT FMT CO TTEE FRP PS A/C 4984 ARBOLEDA DR FAIR OAKS CA 95628	7,062.5390	11.00%

Class I Shares

LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	273,915.4170	33.99%

Management Ownership Information.  As of January 3, 2018, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the SEC and are available upon request. The Board consists of five individuals, all of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Funds believe that each Trustee is competent to serve because of his her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and Governance Committee and, for the past eight years, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes himself full time to corporate law practice, board governance consulting for operating companies and private investing. In May 2014, Mr. Jensen and his firm conducted the 11th Green River Conference on Corporate Governance for lawyers, accountants,

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directors and service providers. In 2001, Mr. Jensen co-founded Intelisum, Inc., a company pursuing computer and measurement technology and products, and was Chairman of the Board from 2001 to 2008. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., including Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and has been a Director of the University of Utah Research Foundation since 2001. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Directors. Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

Patricia Luscombe, CFA, has more than 25 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients range from closely-held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over twenty-five years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee Chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor chairs the Department of Accountancy in the Weatherhead School of Management at Case Western Reserve University and is the Andrew D. Braden Professor of Accounting and Auditing. Commencing August 2017, Dr. Taylor is serving a three-year term as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term as President of the Auditing Section of the AAA (Vice-

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President 2012-2013, President 2013-2014, and Past President (2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor teaches corporate governance and accounting policy as well as auditing and assurance services and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has 38 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that will bring diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	6	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	6	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
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John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	6	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	6	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-Owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976 to 2014); President, Celeritas Rail Consulting (since 2014).	6	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

* As of December 31, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the funds managed by the Adviser.

** Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund

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Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*Mr. Malinowski was elected President of the Trust effective August 29, 2017.

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held four meetings.

Compensation of Directors. Effective January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2016 through December 31, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $16,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairmen receive a quarterly fee of $3,750.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.  None of the executive officers receive compensation from the Trust.

The table below detail the amount of compensation the Trustees received from the Funds during the fiscal year ended September 30, 2017. The Trust does not have a bonus, profit sharing, pension or retirement plan.

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Name and Position	Good Harbor Tactical Core US Fund	Good Harbor Tactical Select Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Trustees
James U. Jensen	$2,024	$1,892	None	None	$12,973
Patricia Luscombe	$2,024	$1,892	None	None	$12,973
John V. Palancia	$2,699	$2,523	None	None	$17,297
Mark H. Taylor	$2,474	$2,313	None	None	$15,856
Jeffery D. Young	$2,024	$1,892	None	None	$12,973

* There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds, and to the Leland International Advantage Fund, Leland Currency Strategy Fund, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Real Asset Opportunities Fund, and not to any other series of the Trust. For the fiscal year ended September 30, 2017, the aggregate independent Trustees’ fees paid by the entire Trust were $413,000.

Trustees' Ownership of Shares in the Funds. As of December 31, 2017, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
James U. Jensen	None	$10,001-$50,000
Patricia Luscombe	None	$10,001-$50,000
John V. Palancia	None	$10,001-$50,000
Mark H. Taylor	None	$10,001-$50,000
Jeffery D. Young	None	None

* The "Family of Investment Companies" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended September 30, 2017. You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-270-2848.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

GOOD HARBOR FINANCIAL, LLC

PROXY VOTING POLICY AND PROCEDURES

Policy

Good Harbor Financial, LLC (the “Adviser”) has established policies and procedures for exercising voting rights and the policies and procedures are implemented to ensure that proxies are voted in a reasonable and timely fashion.

In accordance with Rule 206(4)-6 under the Advisers Act, the Adviser has in place a proxy voting policy (i) to ensure that proxies voted on behalf of Clients are voted to further the best interests of that Client, (ii) to establish a mechanism to address any conflicts of interests between the Adviser and Clients, and (iii) to provide record keeping requirements and the criteria for delivering such information. Compliance is responsible for monitoring the effectiveness of our policies and procedures. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions in a manner that reasonably furthers the best interests of Clients and is consistent with the Client’s investment objectives and strategy.

If the Adviser determines a conflict of interest is present when voting a proxy, it will be addressed in the manner set forth herein.

Policy & Procedures

The Adviser’s authority to vote the proxies of Clients is established by an investment management agreement or comparable documents. Other than for pooled investment vehicles advised by the Adviser, generally, all proxy materials received on behalf of a Client account are to be sent directly to the Client or a designated representative of the Client, who is responsible for voting the proxy. Upon request, the Adviser will vote proxies on behalf of Clients or offer advice regarding corporate actions and the exercise of proxy voting rights.

The Adviser’s proxy voting procedures are designed and implemented to reasonably ensure that proxy matters voted in the best interest of the Clients and material conflicts will be resolved in the best interest of the Client. Each vote is ultimately cast on a case-by-case basis, taking into consideration contractual obligations and all other relevant facts and circumstances at the time of the vote.

The Adviser has engaged a proxy voting vendor to provide research, assist with the voting process and serve as the record keeper for the votes cast. In determining how to vote proxies, the Adviser will consider the proxy voting vendor’s recommendations, among other matters. The Adviser will not default to the proxy voting vendor’s recommendations or the recommendations of management. When applicable, the proxy voting vendor is responsible for coordinating with the Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. The Adviser treats the proxy voting vendor as a critical service provider and will generally review the firm’s policies and procedures annually, if not more frequently. The Adviser made the decision to engage a proxy voting vendor primarily for its reconciliation and recordkeeping services.

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A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy. Proxies will be voted on a case-by-case basis on issues concerning, but not limited to the following: corporate governance, changes to capital structure, stock option plans and management compensation and social and corporate responsibility. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company. Instances may occur where a proxy vote will be inconsistent with the recommendations of management and the proxy voting vendor.

When a proxy is received by the Adviser, Compliance will forward a copy of the ballot to the respective Portfolio Manager of the strategy. The Portfolio Managers are responsible for providing instructions on how to vote each proxy. Compliance will vote the proxy via the online portal provided by the proxy vendor.

The Adviser will attempt to process every proxy vote it receives. There may be instances where the Adviser may not be given enough time to process a proxy vote. For example, the Adviser, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.

From time-to-time the Adviser may have conflicts related to proxy voting. As a matter of policy, the Adviser’s Access Persons will not be influenced by outside sources whose interests conflict with the interests of Clients. Any such person who becomes aware of a material conflict between the interests of a Client and the interests of the Adviser relating to a particular proxy vote shall immediately disclose that conflict to the CCO. The CCO along with management of the Adviser is responsible for monitoring and resolving such conflicts.

Registered Investment Companies

The Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust III.  The Adviser will vote the proxies of securities held by the investment companies to which it acts as an adviser in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act. The proxies of companies in the portfolio are subject to applicable investment restrictions of the funds and will be voted in accordance with any resolutions or other instructions approved by authorized persons of the funds.

These investment companies may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  The proxy records will be maintained by the proxy voting vendor and periodically reviewed by Compliance.

Recordkeeping & Availability of Disclosure

As required by the Advisers Act, the Adviser retains records of votes cast on behalf of Clients, records of Client requests for proxy voting information and all documents prepared by the Adviser regarding votes cast.

Clients may obtain a record of Adviser’s proxy voting, free of charge, by calling 312.224.8150.

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A summary of these policies and procedures may also be found in the Adviser’s Form ADV, Part 2A.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a) Articles of Incorporation.

(i) Registrant's Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant's Registration Statement on Form N-1A on December 30, 2011, is incorporated by reference.

(ii) Certificate of Trust, which was filed as an exhibit to the Registrant's Registration Statement on Form N-1A on December 30, 2011, is incorporated by reference.

(b) By-Laws. Registrant's By-Laws as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(ii) Investment Advisory Agreement between Persimmon Capital Management, LP, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on December 17, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 23, and hereby incorporated by reference.

(ii)(a) Amendment to the Investment Advisory Agreement between Persimmon Capital Management, LP and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(iii) Investment Sub-Advisory Agreement between Persimmon Capital Management, LP and Weatherbie Capital, LLC, with respect to the Persimmon Long/Short Fund as previously filed on March 8, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 33, and hereby incorporated by reference.

 (iv) Investment Sub-Advisory Agreement between Persimmon Capital Management, LP and Infinitas Capital, LLC with respect to the Persimmon Long/Short Fund as previously filed on June 2, 2015 to the Registrant's Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(v) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core US Fund as previously filed on December 26, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 24, and hereby incorporated by reference.

(v)(a) Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core US Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(vi) Investment Advisory Agreement between Gratus Capital, LLC and Registrant, with respect to the Marathon Value Portfolio as previously filed on January 18, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 314, and hereby incorporated by reference.

(vi) (a) Interim Investment Advisory Agreement between Gratus Capital, LLC and Registrant, with respect to the Marathon Value Portfolio as previously filed on January 8, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 313, and hereby incorporated by reference.

(vii) Investment Advisory Agreement between Pinnacle Family Advisers, LLC and Registrant, with respect to the Pinnacle Tactical Allocation Fund as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(viii) Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(viii)(a) First Amendment to the Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

 (ix) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Real Asset Opportunities Fund as previously filed on September 23, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.

(x) Investment Advisory Agreement between First Associated Investment Advisors, Inc. and Registrant, with respect to The Teberg Fund as previously filed on December 13, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(xi) Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Absolute Equity Fund and RESQ Absolute Income Fund as previously filed on December 13, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(xi)(a) Amendment to the Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Absolute Equity Fund and RESQ Absolute Income Fund as previously filed on February 26, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 236, and hereby incorporated by reference.

(xii) Investment Advisory Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on February 10, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(xiii) Investment Advisory Agreement between Cane Capital Management, LLC and Registrant, with respect to the Cane Alternative Strategies Fund as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(xiv) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed Global Sectors Fund as previously filed on April 25, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(xiv) (a) Second Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant with respect to Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund as previously filed on July 28, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

 (xv) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Currency Strategy Fund as previously filed on May 29, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 114, and hereby incorporated by reference.

(xv)(a) First Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Currency Strategy Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xv)(b) Second Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Currency Strategy Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xvi) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Growth Fund as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xvi)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Growth Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xvii) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on May 15, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(xviii) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Multi-Asset Income Fund as previously filed on September 3, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 130, and hereby incorporated by reference.

(xix) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Stamen in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xx) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on December 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 143, and hereby incorporated by reference.

(xx)(a) Amendment to the Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxi) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xxi)(a) Amendment to the Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund and Swan Defined Risk Emerging Markets Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxii) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xxiii) Investment Advisory Agreement between Ascendant Capital Management, LLC and Registrant, with respect to ACM Dynamic Opportunity Fund, as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xxiv) Investment Advisory Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund, as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xxv) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund, as previously filed on June 2, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(xxv)(a) First Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xxvi) Investment Advisory Agreement between Good Harbor Financial LLC and Registrant with respect to the Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Index Fund as previously filed on September 24, 2015 to the Registrant’s Registration Stamen in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xxvii) Investment Advisory Agreement between Pinnacle Family Advisers, LLC and Registrant, with respect to the Pinnacle Sherman Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xxviii) Investment Advisory Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on October 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(xxix) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund is filed as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xxix)(a) Amendment to the Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(xxx) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund is filed as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxxi) Investment Sub-Advisory Agreement between Swan Capital Management, LLC, and Swan Global Management, LLC, with respect to the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund is filed as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxxii) Investment Advisory Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Short Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xxxiii) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Income Plus Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxxiv) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Long-Short Equity Fund as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(e) Underwriting Contracts.

(i) Underwriting Agreement between the Registrant and Northern Lights Distributors LLC as previously filed on June 2, 2015 to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i) Custody Agreement between the Registrant and The Huntington National Bank as previously filed on August 28, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Custody Agreement between the Registrant and Union Bank, N.A. as previously filed on August 28, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(iii) Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on February 10, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(iii)(a) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on May 15, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(iv) Custody Agreement between the Registrant and First National Bank of Omaha as previously filed on October 14, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 139, and hereby incorporated by reference.

(v) Custody Agreement between the Registrant and Fifth Third Bank as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(h) Other Material Contracts.

(i) Fund Services Agreement as previously filed on April 9, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Expense Limitation Agreement between Swan Capital Management, Inc. and the Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(iii) Expense Limitation Agreement between Persimmon Capital Management, LLC, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on December 17, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 23, and hereby incorporated by reference.

(iii)(a) Amendment to the Expense Limitation Agreement between Persimmon Capital Management, LLC, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(iv) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on December 26, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 24, and hereby incorporated by reference.

(v) Expense Limitation Agreement between Pinnacle Family Advisers, LLC and Registrant, with respect to the Pinnacle Tactical Allocation Fund as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(vi) Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(vi)(a) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on April 28, 2015 to the Registrant’s Registration Statement in Post-Effective No. 163, and hereby incorporated by reference.

(vi)(b) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(vii) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Real Asset Opportunities Fund as previously filed on September 23, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.

(viii) Expense Limitation Agreement between First Associated Investment Advisors, Inc. and Registrant, with respect to The Teberg Fund as previously filed on December 13, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(ix) Expense Limitation Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Absolute Equity Fund and RESQ Absolute Income Fund is filed herewith.

(x) Expense Limitation Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund is as previously filed on February 27, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(xi) Expense Limitation Agreement between Cane Capital Management, LLC and Registrant, with respect to the Cane Alternative Strategies Fund is as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(xii) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed Global Sectors Fund as previously filed on April 25, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(xiii) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Currency Strategy Fund is as previously filed on May 29, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 114, and hereby incorporated by reference.

(xiv) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on May 15, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(xv) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Multi-Asset Income Fund as previously filed on September 3, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 130, and hereby incorporated by reference.

(xvi) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Tactical Growth Fund as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xvii) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund is as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xviii) Expense Limitation Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on December 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 143, and hereby incorporated by reference.

(xix) Expense Limitation Agreement between Ascendant Capital Management, LLC and Registrant, with respect to the ACM Dynamic Opportunity Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xx) Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xxi) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund as previously filed on June 2, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xxii) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Thomson Reuters Venture Capital Index Fund as previously filed on July 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 177, and hereby incorporated by reference.

(xxiii) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Thomson Reuters Private Equity Index Fund as previously filed on July 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 177, and hereby incorporated by reference.

(xxiv) Expense Limitation Agreement between Pinnacle Family Advisers, LLC and Registrant, with respect to the Pinnacle Sherman Multi-Strategy Core Fund previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xxv) Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on October 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(xxvi) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xxvii) Consulting Services Agreement between Registrant and Northern Lights Compliance Services, LLC, as previously filed on July 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 177, and hereby incorporated by reference.

(xxviii) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant with respect of the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund is filed as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxix) Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Short Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xxix)(a) First Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Short Duration Enhanced Income Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xxx) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Income Plus Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxxi) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Long-Short Equity Fund as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(i) (i) Legal Opinion and Consent as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(i) (ii) Legal Consent is filed herewith.

(j) Other Opinions. Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(i)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(ii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(ii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(iii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class N Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(iv) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for No-Load Shares as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(v) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Non-Designated Class as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(vi) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R Shares as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(vi)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(vii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A1 as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(ix) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class I Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(n)       (i) Rule 18f-3 Plan as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(i)(a) Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(o) Reserved.

(p) Code of Ethics.

(i) Code of Ethics for the Trust as previously filed on April 9, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Code of Ethics for Northern Lights Distributors as previously filed on January 18, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 314, and hereby incorporated by reference.

(iii) Code of Ethics of Swan Capital Management, Inc. as previously filed on June 8, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 4, and hereby incorporated by reference.

(iv) Code of Ethics of Persimmon Capital Management LP as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(v) Code of Ethics of Weatherbie Capital, LLC is filed on October 25, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(vi) Code of Ethics of Good Harbor Financial, LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(vii) Code of Ethics of Spectrum Advisory Services, Inc. as previously filed on March 8, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 33, and hereby incorporated by reference.

(viii) Code of Ethics of Pinnacle Family Advisers, LLC as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(ix) Code of Ethics of Stonebridge Capital Advisors, LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

  (x) Code of Ethics of First Associated Investment Advisors, Inc. as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

 (xi) Code of Ethics of RESQ Investment Partners, LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(xii) Code of Ethics of Horizon Capital Management, Inc. as previously filed on January 22, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 221, and hereby incorporated by reference.

 (xiii) Code of Ethics of Cane Capital Management, LLC as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(xiv) Code of Ethics of Newfound Research LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(xv) Code of Ethics of Howard Capital Management, Inc. as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(xvi) Code of Ethics of Counterpoint Mutual Funds, LLC as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xvii) Code of Ethics of Ascendant Capital Management, LLC as previously filed on January 13, 2015 to the Registrant's Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xviii) Code of Ethics of Swan Global Management, LLC as previously filed on January 22, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 221, and hereby incorporated by reference.

(xix) Code of Ethics of Absolute Capital Management, LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(xx) Code of Ethics of Boyd Watterson Asset Management, LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(q) Powers of Attorney.

(i) Power of Attorney for the Trust, and a certificate with respect thereto, and each executive officer, as previously filed on May 30, 2013 to the Registration Statement in Post-Effective Amendment No. 53, and hereby incorporated by reference.

(ii) Power of Attorney for each trustee as previously filed on February 26, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 159, and hereby incorporated by reference.

(iii) Power of Attorney for the CAS Fund Limited, and a certificate with respect thereto, and each director, as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(iv) Power of Attorney for the Trust, and a certificate with respect thereto, for Brian Curley as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(v) Power of Attorney for the Trust, and a certificate with respect thereto, and each executive officer, as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates.  Insurance carried by the Trust provides indemnification of the Trustees and officers.  The details of these sources of indemnification and insurance follow.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Underwriting Agreement between the Trust and Northern lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus,  (ii) the breach of any representations, warranties or obligations set forth in the Underwriting Agreement, (iii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iv) the Trust’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (v) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (vi) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vii) reasonable actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the Underwriting Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust , its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund  specifically for use in the Trust’s  Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust  and required to be stated in such answers or necessary to make such information not misleading.

The Registrant maintains a mutual fund directors and officers liability policy. The policy, under certain circumstances, such as the inability of the Trust to indemnify Trustees and officers provides coverage to Trustees and officers.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty.

Generally, each management agreement or investment advisory agreement provides that neither the adviser nor any director, manager, officer or employee of the adviser performing services for the Trust at the direction or request of the adviser in connection with the adviser's discharge of its obligations under the agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which the agreement relates, and the adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the adviser or any sub-adviser retained by the adviser pursuant to Section 9 of the agreement; PROVIDED, that nothing contained in the agreement shall be construed (i) to protect the adviser against any liability to the Trust or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the adviser's duties, or by reason of the adviser's reckless disregard of its obligations and duties under the agreement, or (ii) to protect any director, manager, officer or employee of the adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.  Additionally, generally, each sub-advisory agreement provides that the subadviser shall indemnify the adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the adviser, the Trust and/or the Fund and their respective affiliates and controlling persons may sustain as a result of the subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Generally, each sub-advisory agreement provides that adviser shall indemnify the subadviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

 Item 31. Activities of Investment Advisor and Sub-Advisor.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned "Investment Advisor" and to the section of the respective Statement of Additional Information captioned "Investment Advisory and Other Services." The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration ("Form ADV") on file with the Securities and Exchange Commission ("SEC"). Each Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Swan Capital Management, LLC the Advisor of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund– File No. 801-76701.

Swan Global Management, LLC, a Sub-Adviser of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund – File No. 801-80552.

Persimmon Capital Management, LP, the Adviser of the Persimmon Long/Short Fund – File No. 801-56210.

Weatherbie Capital, LLC, a Sub-Adviser of the Persimmon Long/Short Fund – File No. 801-50672.

Good Harbor Financial, LLC, the Adviser of the Good Harbor Tactical Select Fund, Good Harbor Tactical Core US Fund, Leland Real Asset Opportunities Fund, Leland Currency Strategy Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Index Fund – File No. 801-71064.

Gratus Capital, LLC, the Adviser of the Marathon Value Portfolio – File No. 801-40286.

ISF Management, LLC, a Sub-Adviser of the Persimmon Long/Short Fund – File No. 801-71827.

Pinnacle Family Advisers, LLC, the Adviser of the Pinnacle Tactical Allocation Fund and Pinnacle Sherman Multi-Strategy Core Fund – File No. 801-78013.

Stonebridge Capital Advisors, LLC, the Adviser of The Covered Bridge Fund– File No. 801-53760.

First Associated Investment Advisors, the Adviser of The Teberg Fund – File No. 801-60972.

RESQ Investment Partners, LLC, the Adviser of the RESQ Absolute Equity Fund and RESQ Absolute Income Fund – File No. 801-78822.

Horizon Capital Management, Inc., the Adviser of the Issachar Fund – File No. 801-26038.

Cane Capital Management, LLC the Adviser of the Cane Alternative Strategies Fund – File No. 801-79377.

Newfound Research LLC the Adviser of the Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund – File No. 801-73042.

Howard Capital Management, Inc. the Adviser of the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, and HCM Income Plus Fund – File No. 801-69763.

Counterpoint Mutual Funds, LLC the Adviser of the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, and Counterpoint Long-Short Equity Fund – File No. 801-80197.

Ascendant Capital Management, LLC the Adviser of ACM Dynamic Opportunity Fund – File No. 801-80770.

Infinitas Capital, LLC a Sub-Adviser of Persimmon Long/Short Fund – File No. 801-95173

Absolute Capital Management, LLC the Adviser of Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund – File No. 801-61336.

Boyd Watterson Asset Management, LLC the Adviser of Boyd Watterson Short Duration Enhanced Income Fund – File No. 801-57468.

Item 32. Principal Underwriter.

(a) NLD is the principal underwriter for all series of Northern Lights Fund Trust III. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow ETF Trust, Arrow DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF a series of Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, , Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant's knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Brian Nielsen	Manager, Chief Executive Officer, Secretary	None
William Wostoupal	President	None
Daniel Applegarth	Treasurer/ FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Swan Capital Management, LLC 277 E. Third Avenue, Unit A Durango, CO 81301, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund.

Persimmon Capital Management, LP, 1777 Sentry Parkway, Gwynedd Hall, Suite 102, Blue Bell, PA 19422 pursuant to the Advisory Agreement with the Trust, maintains all record required pursuant to such agreement with respect to the Persimmon Long/Short Fund.

Weatherbie Capital, LLC, 256 Franklin Street, Suite 1601, Boston, MA 02110 pursuant to the Sub-Advisory Agreement with Persimmon Capital Management, LP, maintains all record required pursuant to such agreement with respect to the Persimmon Long/Short Fund.

Good Harbor Financial, LLC, 30 S Wacker Drive Suite 1300, Chicago, IL 60606 pursuant to the Advisory Agreements with Trust, maintains all record required pursuant to such agreement with respect to the Good Harbor Tactical Select Fund, Good Harbor Tactical Core US Fund, Leland Real Asset Opportunities Fund, Leland Currency Strategy Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Index Fund.

Gratus Capital, LLC, 3350 Riverwood Parkway, Suite 1550, Atlanta, GA, 30339 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Marathon Value Portfolio.

ISF Management, LLC, 767 Third Avenue, 39th Floor, New York, NY 10017 pursuant to the Sub-Advisory Agreement with Persimmon Capital Management, LP, maintains all record required pursuant to such agreement with respect to the Persimmon Long/Short Fund.

Pinnacle Family Advisers, LLC, 4200 S. Quail Creek Ave., Suite A, Springfield, MO 65810 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Pinnacle Tactical Allocation Fund and Pinnacle Sherman Multi-Strategy Core Fund.

Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 180 South, Saint Paul, MN 55114 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to The Covered Bridge Fund.

First Associated Investment Advisors, Inc., 5161 Miller Trunk Highway Duluth, MN 55811 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to The Teberg Fund.

RESQ Investment Partners, LLC 9383 East Bahia Drive, Suite 120, Scottsdale, AZ 85260 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to RESQ Absolute Equity Fund and RESQ Absolute Income Fund.

Horizon Capital Management, Inc. 106 Valerie Drive, Lafayette, LA 70508 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Issachar Fund.

Cane Capital Management, LLC, 8440 Jefferson Hwy, Suite 402, Baton Rouge, LA 70809 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Cane Alternative Strategies Fund.

Newfound Research LLC, 425 Boylston Street, Third Floor, Boston, MA 02116 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Newfound Risk Managed Global Sectors Fund, the Newfound Multi-Asset Income Fund and the Newfound Risk Managed U.S. Sectors Fund.

Howard Capital Management, Inc., 1145 Hembree Road, Rosewell, GA 30076 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund and HCM Income Plus Fund.

Counterpoint Mutual Funds, LLC 12707 High Bluff Drive, Suite 200, San Diego, CA 92130 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund and Counterpoint Long-Short Equity Fund.

Ascendant Capital Management, LLC 10866 Wilshire Blvd., Suite 1600, Los Angeles, CA 90024 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the ACM Dynamic Opportunity Fund.

Swan Global Management, LLC 7 Ridgetop, Palmas Del Mar, PR 19103 pursuant to the Sub-Advisory Agreement with Swan Capital Management, Inc., maintains all record required pursuant to such agreement with respect to the Swan Defined Risk, the Swan Defined Risk Emerging Markets Fund, the Swan Defined Risk Foreign Developed Fund and the Swan Defined Risk U.S. Small Cap Fund.

Infinitas Capital, LLC 99 Hudson Street, 5th Floor, New York, NY 10013 pursuant to the Sub-Advisory Agreement with Persimmon Capital Management, LP, maintains all record required pursuant to such agreement with respect to the Persimmon Long/Short Fund.

Absolute Capital Management, LLC 101 Pennsylvania Boulevard, Pittsburgh, PA 15228 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund.

Boyd Watterson Asset Management, LLC 1801 East 9th Street, Suite 1400, Cleveland, OH 44114 pursuant to the Advisory Agreement with Trust, maintains all record required pursuant to such agreement with respect to the Boyd Watterson Short Duration Enhanced Income Fund.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hauppauge, and State of New York, on the 25th day of January, 2018.

Northern Lights Fund Trust III

By: /s/ Richard Malinowski

Richard Malinowski, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Northern Lights Fund Trust III

Name	Title
/s/ Richard Malinowski	President
Brian Curley*	Treasurer
James U. Jensen*	Independent Trustee
Patricia Luscombe*	Independent Trustee
John V. Palancia*	Independent Trustee
Mark H. Taylor*	Independent Trustee
Jeffery D. Young*	Independent Trustee

*By:                       Date:

/s/ Eric D. Kane. January 25, 2018

Eric D. Kane, Esq.

*Attorney-in-Fact – Pursuant to Powers of Attorney as previously filed February 26, 2015, June 17, 2016 and October 25, 2017.

EXHIBIT INDEX

Exhibit	Exhibit No.
Legal Consent	(i) (ii)
Other Opinions. Consent of Independent Registered Public Accounting Firm	(j)